Exhibit 10.17

AMENDMENT TO UNSECURED CONVERTIBLE PROMISSORY NOTE

This Amendment to Unsecured Convertible Promissory Note (this “Amendment”) is entered into as of August 26, 2015, by and between Typenex Co-Investment, LLC, a Utah limited liability company (“Lender”), and Vape Holdings, Inc., a Delaware corporation (“Borrower”). Capitalized terms used in this Amendment without definition shall have the meanings given to them in the Note (as defined below).

A.       Borrower previously issued to Lender an Unsecured Convertible Promissory Note dated December 3, 2014 in the principal amount of $560,000.00 (the “Note,” and together with all other documents entered into in conjunction therewith, the “Transaction Documents”).

B.       Borrower and Lender have mutually agreed to eliminate Borrower’s obligation to make Amortization Payments pursuant to the Note, subject to the terms, amendments, conditions and understandings expressed in this Amendment.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.       Recitals. Each of the parties hereto acknowledges and agrees that the recitals set forth above in this Amendment are true and accurate and are hereby incorporated into and made a part of this Amendment.

2.       Amendments to Section 2 of the Note. Each of Section 2.2 of the Note and Section 2.3 of the Note is deleted in its entirety.

3.       Amendments to Section 3.1 of the Note. Section 3.1 of the Note is deleted in its entirety and replaced with the following:

“Conversion Price. Subject to the adjustments set forth herein, the conversion price for each Lender Conversion (the “Conversion Price”) shall be 55% (the “Conversion Factor”) of the lowest intra-day trade price of the Common Stock in the fifteen (15) Trading Days immediately preceding the applicable Conversion. Additionally, if at any time after the Effective Date, the Conversion Shares are not DTC Eligible, then the then-current Conversion Factor will automatically be reduced by 5% for all future Conversions. Finally, in addition to the Default Effect, if any Major Default occurs after the Effective Date, the Conversion Factor shall automatically be reduced for all future Conversions by an additional 5% for each of the first three (3) Major Defaults that occur after the Effective Date (for the avoidance of doubt, each occurrence of any Major Default shall be deemed to be a separate occurrence for purposes of the foregoing reductions in Conversion Factor, even if the same Major Default occurs three (3) separate times). For example, the first time the Conversion Shares are not DTC Eligible, the Conversion Factor for future Conversions thereafter will be reduced from 55% to 50% for purposes of this example. If, thereafter, there are three (3) separate occurrences of a Major Default pursuant to Section Error! Reference source not found.(i), then for purposes of this example the Conversion Factor would be reduced by 5% for the first such occurrence, and so on for each of the second and third occurrences of such Major Default.”

In addition to the foregoing, and for the avoidance of doubt, all references to the term “Conversion Floor Price” in the Note and any other Transaction Document are hereby eliminated due to the Dilutive Issuance issued by the Company on or about August 5, 2015 and delivered to Lender pursuant to a Dilutive Issuance Notice on August 6, 2015 and Lender shall be entitled to make Lender Conversions under the Note without regard to any floor price hereafter. All references to the term “Amortization Conversion” in the Note and any other Transaction Document are hereby eliminated. All references to the term “Conversion” are in the Note and any other Transaction Document are hereby eliminated and replaced with the term “Lender Conversion.”

4.       Representations and Warranties. In order to induce Lender to enter into this Amendment, Borrower, for itself, and for its affiliates, successors and assigns, hereby acknowledges, represents, warrants and agrees as follows:

(a)       Borrower has full power and authority to enter into this Amendment and to incur and perform all obligations and covenants contained herein, all of which have been duly authorized by all proper and necessary action. No consent, approval, filing or registration with or notice to any governmental authority is required as a condition to the validity of this Amendment or the performance of any of the obligations of Borrower hereunder.

(b)       There is no fact known to Borrower or which should be known to Borrower which Borrower has not disclosed to Lender on or prior to the date of this Amendment which would or could materially and adversely affect the understanding of Lender expressed in this Amendment or any representation, warranty, or recital contained in this Amendment.

(c)       Except as expressly set forth in this Amendment, Borrower acknowledges and agrees that neither the execution and delivery of this Amendment nor any of the terms, provisions, covenants, or agreements contained in this Amendment shall in any manner release, impair, lessen, modify, waive, or otherwise affect the liability and obligations of Borrower under the terms of the Transaction Documents.

(d)       Borrower has no defenses, affirmative or otherwise, rights of setoff, rights of recoupment, claims, counterclaims, actions or causes of action of any kind or nature whatsoever against Lender, directly or indirectly, arising out of, based upon, or in any manner connected with, the transactions contemplated hereby, whether known or unknown, which occurred, existed, was taken, permitted, or begun prior to the execution of this Amendment and occurred, existed, was taken, permitted or begun in accordance with, pursuant to, or by virtue of any of the terms or conditions of the Transaction Documents. To the extent any such defenses, affirmative or otherwise, rights of setoff, rights of recoupment, claims, counterclaims, actions or causes of action exist or existed, such defenses, rights, claims, counterclaims, actions and causes of action are hereby waived, discharged and released. Borrower hereby acknowledges and agrees that the execution of this Amendment by Lender shall not constitute an acknowledgment of or admission by Lender of the existence of any claims or of liability for any matter or precedent upon which any claim or liability may be asserted.

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(e)       Borrower represents and warrants that as of the date hereof no Events of Default or other material breaches exist under the Transaction Documents or have occurred prior to the date hereof.

5.       Certain Acknowledgments. Each of the parties acknowledges and agrees that no property or cash consideration of any kind whatsoever has been or shall be given by Lender to Borrower in connection with any amendment to the Note granted herein.

6.       Other Terms Unchanged. The Note, as amended by this Amendment, remains and continues in full force and effect, constitutes legal, valid, and binding obligations of each of the parties, and is in all respects agreed to, ratified, and confirmed. Any reference to the Note after the date of this Amendment is deemed to be a reference to the Note as amended by this Amendment. If there is a conflict between the terms of this Amendment and the Note, the terms of this Amendment shall control. No forbearance or waiver may be implied by this Amendment. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment to, any right, power, or remedy of Lender under the Note, as in effect prior to the date hereof.

7.       Waiver of Past Default. Lender agrees to waive any claims made regarding an alleged default relating to Borrower’s failure to make the August 3, 2015 Amortization Payment (the “August Amortization Payment”). It is understood and agreed by Borrower and Lender that this waiver applies only to the failure to make the August Amortization Payment and does not apply to events that may trigger default provisions in the Transaction Documents in the future.

8.       Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. The parties hereto confirm that any electronic copy of another party’s executed counterpart of this Amendment (or such party’s signature page thereof) will be deemed to be an executed original thereof.

9.       Further Assurances. Each party shall do and perform or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Amendment and the consummation of the transactions contemplated hereby.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set forth above.

BORROWER:

VAPE HOLDINGS, INC.

By:	/s/ Kyle Tracey
Name:	Kyle Tracey
Title:	CEO

LENDER:

TYPENEX CO-INVESTMENT, LLC

By: Red Cliffs Investments, Inc., its Manager

By:	/s/ John Fife
John M. Fife, President

[Signature page to Amendment to Unsecured Convertible Promissory Note]